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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 26, 2006
                                                           ------------
                             Alleghany Corporation
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                1-9371                            51-0283071
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       (Commission File Number)        (IRS Employer Identification No.)

                        7 Times Square Tower, 17th Floor
                            New York, New York 10036
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (212) 752-1356
                                                           --------------
                                 _____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 8.01 Other Events

     On June 14, 2006, Alleghany Corporation ("Alleghany") issued a press release on the subject of the filing of a registration statement on Form S-3 with the Securities and Exchange Commission for the public offering of Alleghany's mandatory convertible preferred stock. A copy of the press release is attached hereto as Exhibit 99.1.

     On May 26, 2006, Alleghany Properties, which owns and manages Alleghany's real estate investments, completed the sale of 59 acres of real property consisting of unimproved land located in Rocklin County, California for $29.3 million, resulting in an estimated net pre-tax gain to Alleghany of $23.1 million.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1 Press release announcing the filing of a registration statement on Form S-3 for the public offering of mandatory convertible preferred stock




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   ALLEGHANY CORPORATION



Date:  June 14, 2006                               By: /s/ Jerry G. Borrelli
                                                       -------------------------
                                                       Name:  Jerry G. Borrelli
                                                       Title: Vice President










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                               Index to Exhibits

Exhibit Number      Exhibit Description
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99.1                Press release announcing the filing of a registration
                    statement on Form S-3 for the public offering of mandatory convertible preferred stock